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                                  EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 2000 included in Quidel Corporation's Form 10-K for the nine-month period ended December 31, 1999 and to all references to our Firm included in this Registration Statement.



                                                     /s/ Arthur Andersen LLP
                                                     -------------------------
                                                     Arthur Andersen LLP

San Diego, California
August 18, 2000